FISCAL FIRST QUARTER 2017 FINANCIAL RESULTS January 19, 2017

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 1, 2016, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL FIRST QUARTER RESULTS 3 Q1F17 Guidance Oct 26, 2016 Q1F17 Dec 31, 2016 Q4F16 Oct 1, 2016 Q1F17 vs. Q4F16 Revenue ($ millions) $620 to $650 $635 $653 - 3% Diluted EPS $0.82 $0.56 + 46% Non-GAAP Diluted EPS excluding special items $0.74 to $0.82 $0.82 $0.82 Flat ROIC 17.3% 13.8% + 350 bps • Strong operating performance delivered solid GAAP EPS • Late quarter pull-ins within Communications sector • Softness in Defense/Security/Aerospace • ROIC improved to 17.3%; 680 bps of Economic Return

Q1F17 HIGHLIGHTS • Record operating profit of $33.9M – Operating margin of 5.3% • Cash cycle of 66 days – One day below the low end of our guidance range • Free cash flow of $73M • Return on invested capital of 17.3% – Economic Return (ER) 680 basis points above WACC – ER performance best since fiscal 2006 • Full recovery from Typhoon Meranti – Strengthened customer relationships • Accelerating manufacturing wins momentum – $217M wins within quarter – Trailing four quarter wins ratio of 30% – Business expansion with two top customers • Record funnel of qualified manufacturing opportunities – $2.8B • Strong engineering wins providing robust backlog • Customer Net Promoter Score of 82% – Well above an industry benchmark Solid performance provides optimism for fiscal 2017 4

FISCAL SECOND QUARTER 5 Q2F17 Guidance Revenue $620 to $650 million GAAP Diluted EPS $0.71 to $0.79 Includes $0.11 stock-based compensation expense Midpoint of guidance suggests flat revenue • Order delays with an Industrial/Commercial customer • End-market weakness in Communications • Underlying growth within remainder of business Midpoint of EPS guidance suggests strong operating margin • Absorbed 40 basis point impact of U.S. payroll tax reset and merit adjustments Guiding GAAP EPS

F17 FOCUS: SUSTAINED REVENUE GROWTH Efficiently transition and ramp new programs Leverage strong Net Promoter Scores Accelerate wins momentum Increase funnel of qualified Manufacturing Solutions opportunities Continue the Quest for Excellence • Deliver Operational Excellence; exceptional quality products and services, on- time, at a fair price • Leverage One Plexus mindset to drive consistency across the globe • Provide Customer Service Excellence Goal: Exit F17 at $3 Billion annual run rate while achieving target operating margin range every quarter 6

PERFORMANCE BY SECTOR 7 Q1F17 Dec 31, 2016 Q4F16 Oct 1, 2016 Q1F17 vs. Q4F16 Q2F17 Expectations (percentage points) Healthcare/ Life Sciences $211 33% $192 29% + 9% Flat Industrial/ Commercial $206 32% $231 35% - 11% Down mid single Communications $131 21% $128 20% + 3% Down mid single Defense/ Security/ Aerospace $87 14% $102 16% - 15% Up mid teens Total Revenue $635 100% $653 100% - 3% Revenue in millions

MANUFACTURING WINS BY REGION 8 • $217M in annualized manufacturing revenue when fully ramped (51 programs) • Third consecutive quarter with wins greater than $190M • Balanced wins across the regions $106M $67M $44M Q1F17 AMER APAC EMEA Wins Momentum = TFQ Wins / TFQ Revenue

MANUFACTURING WINS BY SECTOR • Wins balanced across market sectors • Sector wins support healthy portfolio $55M $64M $54M $44M Q1F17 HC/LS I/C COMM D/S/A 9

MANUFACTURING WINS MOMENTUM Trailing Four Quarters (TFQ) for Manufacturing Wins TFQ $785M 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f T FQ S al es N ew W in s $M TFQ Wins TFQ Wins % of TFQ Sales New Wins Goal 25% Quarterly Target: ~ $160M 10

MANUFACTURING FUNNEL • Record manufacturing funnel at $2.8B • HC/LS and I/C funnels strong, with D/S/A funnel on upward trajectory • Supports the delivery of our differentiated portfolio 11

3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17* R ev en ue $ M Revenue Adjusted Operating Margin REVENUE AND OPERATING MARGIN Operating Margin Target Range: 4.7% to 5.0% * Represents midpoint of guidance 12

INCOME STATEMENT 13 Q1F17 Comments Revenue $635 million At midpoint of guidance range of $620 to $650 million Gross margin 10.1% Above guidance range of 9.6% to 9.8%; sequential improvement of 20 basis points from operational performance and supply chain productivity Selling & administrative expenses $30.5 million Slightly higher than guidance range of $29 to $30 million due to higher variable incentive compensation expense Operating margin 5.3% Above guidance range of 4.9% to 5.2% GAAP diluted EPS $0.82 At top end of guidance range of $0.74 to $0.82

BALANCE SHEET AND CASH FLOWS 14 Q1F17 Comments Return on invested capital 17.3% 680 basis points above fiscal 2017 WACC of 10.5% Share repurchases $7.1 million ~145,000 at an average price of $48.79 per share Free cash flow $73 million Cash from operations: $80 million Capital expenditures: $7 million Cash cycle days 66 days One day better than guidance range of 67 to 71 days driven by lower Accounts Receivable days

WORKING CAPITAL TRENDS 15 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Inventory Days 83 84 84 80 82 86 88 85 88 91 87 87 90 A/R Days 51 49 48 44 52 48 48 53 53 48 51 58 49 A/P Days 64 63 67 60 53 63 62 60 59 62 62 61 60 Customer Deposit Days 8 8 8 8 9 12 12 12 11 11 13 13 13 Net Cash Cycle Days 62 62 57 56 72 59 62 66 71 66 63 71 66

FISCAL SECOND QUARTER 2017 GUIDANCE 16 Guidance Revenue $620 to $650 million GAAP diluted EPS $0.71 to $0.79 Gross margin 9.8% to 10.1% SG&A $30.5 to $31.5 million Operating margin 4.9% to 5.2% Depreciation ~$12 million Q2 tax rate F17 tax rate 9% to 11% 8% to 10% Cash cycle days 65 to 69 days F17 capital expenditures $50 to $60 million

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